Guaranteed Investment Contracts Held By Master Trust	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Guaranteed investment contracts held by master trust	GUARANTEED INVESTMENT CONTRACTS HELD BY MASTER TRUST
The Master Trust holds investments in synthetic guaranteed investment contracts as part of the Blended Rate Income Fund ("BRIF") investment option. The synthetic contracts, as valued by the Trustee, and corresponding credit ratings, as of December 31, were as follows (in thousands):

(in thousands)	S&P Credit Rating 2025	2025	S&P Credit Rating 2024	2024
JP Morgan Chase & Co.	AA-	$15,773	AA-	$18,902
Nationwide Life Ins. Co.	A+	12,652	A+	15,162
Prudential Ins. Co. of America	AA-	12,626	AA-	15,131
Metropolitan Life Ins. Co.	AA-	12,566	AA-	12,627
Massachusetts Mutual	AA+	12,549	AA+	12,606
Transamerica Premier Life	A+	12,540	A+	15,028
American General Life Ins. Co.	A+	12,144	A+	12,731
Pacific Life Ins. Co.	AA-	10,896	AA-	13,058
State Street Bank & Trust Co. - Boston	AA-	9,339	AA-	11,192
Short-term investment fund		1,373		1,805
All contracts		$112,458		$128,242

The yields earned by the guaranteed investment contracts were as follows:

	2025	2024
Based on actual earnings	3.87%	3.89%
Based on interest rate credited to participants	2.55%	2.12%

A wrap contract is an agreement by another party, such as a bank or insurer, to make payments to the fund in certain circumstances. Wrap contracts are designed to allow a stable value fund, such as the BRIF, to protect the fund in extreme circumstances. In a typical wrap contract, the wrap issuer agrees to pay the fund the difference between the contract value and the market value of the covered assets once the market value has been totally exhausted.

The Trustee generally purchases wrap contracts from issuers rated in the top three long-term categories (A- or the equivalent and above) by any one of the nationally recognized statistical rating organizations. The Trustee expects a substantial percentage (up to 99%) of the BRIF's assets to be covered by wrap contracts, although they may change this target from time-to-time. Assets not covered by wrap contracts will generally be invested in money market instruments and cash equivalents to provide necessary liquidity for participant withdrawals and exchanges.

Wrap contracts accrue interest using the crediting rate formula. This formula is used to convert market value changes in the covered assets into income distributions in order to minimize the difference between the market and contract value of the covered assets over time. Using the crediting rate formula, an estimated future market value is calculated by compounding the fund's current market value at the fund's current yield to maturity for a period equal to the fund's duration. The crediting rate is the discount rate that equates that estimated future market value with the fund's current contract value. Crediting rates are reset monthly. The wrap contracts provide a guarantee that the crediting rate will not fall below 0%.

The crediting rate, and hence the fund's return, may be affected by many factors, including purchases and redemptions by shareholders. The precise impact on the fund depends on whether the market value of the covered assets is higher or lower than the contract value of those assets. If the market value of the covered assets is higher than their contract value, the crediting rate will ordinarily be higher than the yield of the covered assets. Under these circumstances, cash from new investors will tend to lower the crediting rate and the fund's return, and redemptions by existing shareholders will tend to increase the crediting rate and the fund's return.

If the market value of the covered assets is lower than their contract value, the crediting rate will ordinarily be lower than the yield of the covered assets. When market value is lower than contract value, the fund will have, for example, less than $10.00 in cash and bonds for every $10.00 in net asset value. Under these circumstances, cash from new investors will tend to increase the market value attributed to the covered assets and to increase the crediting rate and the fund's return. Redemptions by existing shareholders will have the opposite effect, and will tend to reduce the market value attributed to remaining covered assets and to reduce the crediting rate and the fund's return. Generally, the market value of covered assets will tend to be higher than contract value after interest rates have fallen due to higher bond prices. Conversely, the market value of covered assets will tend to be lower than their contract value after interest rates have risen due to lower bond prices.

If the fund experiences significant redemptions when the market value is below the contract value, the fund's yield may be reduced significantly, to a level that is not competitive with other investment options. This may result in additional redemptions, which would tend to lower the crediting rate further. If redemptions continued, the fund's yield could be reduced to zero. If redemptions continued thereafter, the fund might have insufficient assets to meet redemption requests, at which point the fund would require payments from the wrap issuer to pay further shareholder redemptions.

The fund and the wrap contracts purchased by the fund are designed to pay all participant-initiated transactions at contract value. Participant-initiated transactions are those transactions allowed by the underlying defined contribution plan (typically this would include withdrawals for benefits, loans, or transfers to non-competing funds within the plan). However, the wrap contracts limit the ability of the fund to transact at contract value upon the occurrence of certain events. These events include:

•The Plan's failure to qualify under Section 401(a) or Section 401(k) of the IRC.
•The establishment of a defined contribution plan that competes with the Plan for employee contributions.
•Any substantive modification of the Plan or the administration of the Plan that is not consented to by the wrap issuer.
•Complete or partial termination of the Plan.
•Any change in law, regulation or administrative ruling applicable to the Plan that could have a material adverse effect on the fund's cash flow.
•Merger or consolidation of the Plan with another plan, the transfer of Plan assets to another plan, or the sale, spin-off or merger of a subsidiary or division of the Plan sponsor.
•Any communication given to participants by the Plan sponsor or any other Plan fiduciary that is designed to induce or influence participants not to invest in the fund or to transfer assets out of the fund.
•Exclusion of a group of previously eligible employees from eligibility in the Plan.
•Any early retirement program, group termination, group layoff, facility closing, or similar program.
•Any transfer of assets from the fund directly to a competing option.

At this time, management believes the occurrence of any of these events is not probable.